                         SOUTHLAND SEPARATE ACCOUNT L1

                         SUPPLEMENT DATED MAY 21, 1998
                                      TO
                         PROSPECTUS DATED MAY 1, 1998


The following contains important information that qualifies disclosure in the prospectus regarding: (1) the duration of the Free Look Period and the refund to be received in connection with the Free Look Period under the Policy; and (2) the allocation of the initial Net Premium during the Free Look Period under the Policy. If your Policy is in a Free Look Period that commenced prior to the effective date of this supplement, the terms and conditions associated with such Free Look Period will remain in effect. Current or prospective Owners may obtain further information about these matters by calling the Customer Service Center at the telephone number listed in the prospectus or by contacting their sales representative.

On page 6, the first 3 sentences of the paragraph under "Free Look Period and Conversion Right" are replaced with the following:

For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund equal to the Accumulation Value plus any charges deducted. See "FREE LOOK PERIOD," page 34. However, if required by state law, we will return the premium payments made. The Free Look Period is a ten day period of time beginning when the Policy is delivered to you. Some states may require that we provide a longer Free Look Period.

On page 34, the first and second paragraphs under "Free Look Period" are replaced with the following:

You may cancel your Policy during your Free Look Period. This period expires 10 days after you receive your Policy. Some states may require a longer Free Look Period. If you decide to cancel the Policy, you must return it by mail or other delivery to our Customer Service Center or to our authorized agent who sold it. Immediately after mailing or delivering it to our Customer Service Center or authorized agent, the Policy will be deemed void from the beginning. We will refund the Accumulation Value plus any charges we deducted. If you have purchased a Policy in a state that requires the return of premium payments during the Free Look Period and you choose to exercise your Free Look right, we will return the premium payments instead. This refund will be paid within seven days after our Customer Service Center receives your cancellation request and Policy.

You also may cancel an increase in Stated Death Benefit during your Free Look Period for the increase. The period will expire 10 days after you receive a new schedule for your Policy reflecting the increase. If you cancel an increase, we will refund to your Accumulation Value any charges deducted that are attributable to the increase (e.g., sales load and cost of insurance charges) and adjust the Stated Death Benefit.

On page 37, the first paragraph under "Net Premium Allocations" is replaced with the following:

The initial Net Premium is allocated among the Subaccounts as specified on the application, unless the Policy is issued in a state that requires the return of premiums paid during the Free Look Period. In those states, your Net Premium allocated to the Guaranteed Interest Account will be allocated to that Account upon receipt; your Net Premium allocated to the Subaccounts will be allocated to the VIP Money Market Subaccount ("Money Market Subaccount") for a period of 15 days from the date that the Policy is mailed from the Customer Service Center. At the expiration of this period, such portion of the Net Premium, as adjusted to reflect the investment performance of the Money Market Subaccount during this period, is then allocated to the Subaccounts as described above. If your Policy has a Free Look Period of 20 or 30 days, the allocation to the Subaccounts is made at the expiration of a period of 25 or 35 days (as applicable) from the date that the Policy is mailed from the Customer Service Center. See "Free Look Period," page 34.